SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2004

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J)

                (Exact name of registrant as specified in charter)

North Carolina                333-97547-03                  61-1430160
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J

On May 25, 2004, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J relating to the distribution date of May 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2004


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2004


                             Payment Date: 05/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         33,866,375.34    2.995000%     4,115,143.27     84,524.83    4,199,668.10       0.00       0.00
                        A2         83,880,024.33    4.879000%    10,192,360.83    341,042.20   10,533,403.03       0.00       0.00
                        A3         18,448,685.70    4.879000%     2,241,721.59     75,009.28    2,316,730.87       0.00       0.00
                        A4            498,114.51    4.879000%        60,526.48      2,025.25       62,551.73       0.00       0.00
                        AP            286,905.39    0.000000%        38,883.19          0.00       38,883.19       0.00       0.00
Residual                AR                  0.00    4.412231%             0.00          0.08            0.08       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,348,738.13    4.412231%       315,505.04     19,666.56      335,171.60       0.00       0.00
                        B2          2,353,175.25    4.412231%       138,806.32      8,652.29      147,458.61       0.00       0.00
                        B3          1,711,536.31    4.412231%       100,958.08      6,293.08      107,251.16       0.00       0.00
                        B4            641,638.94    4.412231%        37,848.24      2,359.22       40,207.46       0.00       0.00
                        B5            642,387.64    4.412231%        37,892.40      2,361.97       40,254.37       0.00       0.00
                        B6            855,825.56    4.412231%        50,482.43      3,146.75       53,629.18       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        148,533,407.11     -           17,330,127.87    545,081.51   17,875,209.38     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         29,751,232.07              0.00
                                A2         73,687,663.50              0.00
                                A3         16,206,964.11              0.00
                                A4            437,588.03              0.00
                                AP            248,022.20              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,033,233.09              0.00
                                B2          2,214,368.93              0.00
                                B3          1,610,578.23              0.00
                                B4            603,790.70              0.00
                                B5            604,495.24              0.00
                                B6            805,343.14              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        131,203,279.24     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     33,866,375.34     2.995000% 06050HVJ4    29.889621      0.613931    216.092855
                           A2     83,880,024.33     4.879000% 06050HVK1    29.889621      1.000124    216.092855
                           A3     18,448,685.70     4.879000% 06050HVL9    29.889621      1.000124    216.092855
                           A4        498,114.51     4.879000% 06050HVM7    29.889621      1.000124    216.092855
                           AP        286,905.39     0.000000% 06050HVN5   108.530435      0.000000    692.277573
Residual                   AR              0.00     4.412231% 06050HVP0     0.000000      0.829028      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,348,738.13     4.412231% 06050HVQ8    44.163640      2.752877    704.539907
                           B2      2,353,175.25     4.412231% 06050HVR6    44.163640      2.752877    704.539907
                           B3      1,711,536.31     4.412231% 06050HVS4    44.163640      2.752877    704.539907
                           B4        641,638.94     4.412231% 06050HVT2    44.163640      2.752877    704.539907
                           B5        642,387.64     4.412231% 06050HVU9    44.163640      2.752877    704.539907
                           B6        855,825.56     4.412231% 06050HVV7    44.163670      2.752879    704.540399
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     148,533,407.11       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       131,203,278.44   131,203,278.44
Loan count                    284              284
Avg loan rate           5.452130%             5.45
Prepay amount       17,131,692.89    17,131,692.89

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       109,462.31       109,462.31
Sub servicer fees            0.00             0.00
Trustee fees               371.33           371.33


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.646825%           100.000000%            136,980,105.28
   -----------------------------------------------------------------------------
   Junior            7.353175%             0.000000%             10,871,809.32
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   541,437.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 1                   541,437.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           17,875,209.38         17,875,209.38
Principal remittance amount           17,330,127.87         17,330,127.87
Interest remittance amount               545,081.51            545,081.51